BERONI GROUP

DATED 6 May 2021

BERONI GROUP LIMITED

- and -

TAKAHARA SHINKOU CO., LTD

DEED OF VARIATION

CONVERTIBLE NOTE SUBSCRIPTION AGREEMENT

CONTENTS

Clause Page

THIS DEED is made on 6 May 2021

BETWEEN

(1) **BERONI GROUP LIMITED** ACN 631 077 526 of Suite 401, 447 Kent Street, Sydney NSW 2000, Australia ("**Company**"); and

(2) **TAKAHARA** SHINKOU **CO., LTD** of 3-2-4 Shiyokanedai, Minato-ku, Tokyo, 108-0071, Japan ("**Investor**").

RECITALS

(A) Company and Investor are parties to the Original Agreement.

(B) The parties have agreed to vary the terms of the Original Agreement in the manner and subject to the conditions set out in this Deed.

The Parties agree as follows:

1. DEFINITIONS AND INTERPRETATION

1.1 Definitions

In this Deed, the following words and phrases have the following meanings unless the context requires otherwise.

"**Deed**" means this deed and includes the recitals and any schedules, annexures and plans attached to this Deed.

"**Execution Date**" means the date on which the last of the parties executes this Deed.

"**Original Agreement**" means the Convertible Note Subscription Agreement between Company and Investor dated on or about 15 May 2020.

1.2 Interpretation

The following rules apply in interpreting this Deed except where the context makes it clear that the rule is not intended to apply.

(a) The singular includes the plural and vice versa and words of one gender include the other genders.

(b) Where a word or phrase is defined, its other grammatical forms has a corresponding meaning.

(c) The headings to clauses or schedules are for ease of reference only and do not form part of this Deed or affect its interpretation.

(d) No rule of construction applies to the disadvantage of a party because that party was responsible for the preparation of this Deed or any part of it.

(e) Words importing natural persons include corporations, firms, unincorporated associations, partnerships, trusts and other entities or groups recognised by law.

(f) A reference to any legislation (including subordinate legislation) includes that legislation as amended, re-enacted or replaced and includes any subordinate legislation issued under it.

(g) A reference to any agreement or document is to that agreement or document (and where applicable, any of its provisions) as varied, amended, novated, supplemented or replaced from time to time except to the extent excluded or modified by this Deed.

(h) A reference to include or including means includes, without limitation or including without limitation, respectively.

(i) If a day appointed or specified by this Deed for the payment of any money or the doing of any act falls on a day which is not a business day (being a day other than a Saturday, Sunday or public holiday in Sydney), the day appointed or specified will be the next business day.

(j) A reference to dollars or $ is to Australian currency.

(k) An obligation under this Deed to do or not to do anything includes a further obligation not to permit or allow a breach of that obligation by any other person.

(l) To the extent permitted by law all covenants and conditions prescribed or implied by law are excluded or modified when inconsistent with the terms of this Deed.

(m) A reference to clauses, schedules and annexures are references to clauses, schedules and annexures of this Deed.

2. VARIATION OF THE ORIGINAL AGREEMENT

From the Execution Date, the Original Agreement will be varied as set out in schedule 1.

3. GENERAL

3.1 Applicable Law

This Deed is governed by and construed in accordance with the laws of the State of New South Wales and the Commonwealth of Australia and the parties submit to the jurisdiction of the courts of that State and Commonwealth of Australia.

3.2 Assignment

A party may not assign or otherwise deal with this Deed except with the prior written consent of the other party. A party is not required to give consent or to justify the withholding of consent.

3.3 Counterparts

This Deed may be signed in any number of counterparts and all such counterparts taken together will be deemed to constitute one and the same document.

3.4 Joint and several rights and obligations

Where a party comprises two or more persons any agreement or obligation to be performed or observed by that party binds those persons jointly and each of them severally, and a reference to that party is deemed to include a reference to any one or more of those persons.

3.5 Severance

If any part of this Deed is invalid, unenforceable, illegal, void or voidable for any reason, this Deed will be construed and be binding on the parties as if the invalid, unenforceable, illegal, void or voidable part had been deleted from this Deed or read down to the extent necessary to overcome the difficulty.

3.6 Successors and assigns

This Deed will be binding on and continue for the benefit of each party, its successors and permitted assigns.

3.7 Date and Time

Any reference to a date or time in this Deed is a reference to a date or time in the State of New South Wales, Australia.

3.8 Variation

No variation of this Deed (other than a waiver which is governed by clause 3.9) will be binding on the parties unless in writing and signed by all parties.

3.9 Waiver

A waiver by any party of any breach or a failure to enforce or to insist upon the observance of a condition of this Deed will not be a waiver of any other or of any subsequent breach. No waiver under this Deed will be binding unless in writing and signed by the parties giving the waiver.

3.10 Continuing obligations

The completion, expiration or termination of this Deed or transaction does not operate to terminate any of the continuing obligations under this Deed and they will remain in full force and effect and binding on the party concerned.

3.11 Entire agreement

This Deed is the entire agreement between the parties and supersedes all other communications, negotiations, arrangements and agreements between the parties whether oral or in writing in connection with the subject matter of this Deed.Further assurances

The parties will do everything reasonably necessary to give effect to this Deed and to the transactions contemplated by it and will use all reasonable endeavours to cause relevant third parties to do likewise.

3.12 Costs

Each party will pay its own costs of preparing this Deed.

EXECUTED AS A DEED

Executed by **BERONI GROUP LIMITED** ACN 631 077 526 in accordance with section 127 of the Corporations Act 2001 (Cth):

Signature of director	Signature of company secretary/director
Full name of director	Full name of company secretary/director

Signed, sealed and delivered by TAKAHARA SHINKOU CO., LTD in the presence of

TAKAHARA SHINKOU CO., LTD

Signature

東京都港区白金台三丁目2番34号
高原振興株式会社

Name 代表取締役 高原和香子

SCHEDULE 1
AMENDMENTS TO THE ORIGINAL AGREEMENT

(a)	Clause 1.1 amended:	The definition of Maturity Date in this clause is amended to read as follows: **Maturity Date** means 15 November 2021.
(b)	Clause 1.1 of Schedule 2 amended:	This clause is amended to read as follows: The Convertible Notes are 18-month unsecured Convertible Notes and are issued on the terms set out in this schedule.

3.11 Entire agreement

This Deed is the entire agreement between the parties and supersedes all other communications, negotiations, arrangements and agreements between the parties [illegible] assurances

The parties will do everything reasonably necessary to give effect to this Deed and to the [illegible] contemplated by this Deed.

3.12 Costs

Each party will pay its own costs of preparing this Deed.

EXECUTED AS A DEED

Executed by BERONI GROUP LIMITED ACN 631 077 326 in accordance with section 127 of the Corporations Act 2001 (Cth):	
Signature of director	Signature of company secretary/director
Full name of director	Full name of company secretary/director

Signed, sealed and delivered by TAKAHARA SHINKOU CO., LTD in the presence of:

TAKAHARA SHINKOU CO., LTD

Signature

東京都港区白金台三丁目2番3号
高原振興株式会社

Name 代表取締役 高原和香子